UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

WTTJ Corp
(Exact name of registrant as specified in its charter)

MI	333-137293	27-1757418
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17033 S. Dixie Highway Miami, FL	33157
(address of principal executive offices)	(zip code)

786-361-9751
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

The board of-directors of WTTJ and the shareholders of American First Financial, Inc., a Canadian corporation have approved the acquisition of American First by WTTJ (the "Acquisition").

WTTJ will acquire 100% of the issued and outstanding stock of American First.

In exchange for the acquisition of American First, WTTJ will transfer to the shareholders of American First, 3,000,000 shares of common stock which represents 82.1% of the issued and outstanding stock of WTTJ.

The transaction is scheduled to close on or before August 1, 2015.

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT

10.1	Reorganization agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WTTJ CORP.

Dated: July 29, 2015	/s/
Kris Kottmeier
Chief Executive Officer

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